Bank of America Merrill Lynch Energy Conference November 2018 FORWARD LOOKING STATEMENTS

Disclaimer and Forward-Looking Statements This presentation contains certain statements and information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “once” “intend,” “plan,” “estimate,” “project,” “forecasts,” “predict,” “outlook,” “will,” “could,” “should,” “potential,” “would,” “may,” “probable,” “likely,” and similar expressions that convey the uncertainty of future events or outcomes, and the negative thereof, are intended to identify forward-looking statements. Forward-looking statements contained in this presentation, which are not generally historical in nature, include those that express a belief, expectation or intention regarding our future activities, plans and goals and our current expectations with respect to, among other things: our operating cash flows, the availability of capital and our liquidity; our future revenue, income and operating performance; our ability to sustain and improve our utilization, revenue and margins; our ability to maintain acceptable pricing for our services; future capital expenditures; our ability to finance equipment, working capital and capital expenditures; our ability to execute our long-term growth strategy; our ability to successfully develop our research and technology capabilities and implement technological developments and enhancements; and the timing and success of strategic initiatives and special projects. Forward-looking statements are not assurances of future performance and actual results could differ materially from our historical experience and our present expectations or projections. These forward- looking statements are based on management’s current expectations and beliefs, forecasts for our existing operations, experience, expectations and perception of historical trends, current conditions, anticipated future developments and their effect on us, and other factors believed to be appropriate. Although management believes the expectations and assumptions reflected in these forward-looking statements are reasonable as and when made, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all). Our forward-looking statements involve significant risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Known material factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risks associated with the following: a decline in demand for our services, including due to declining commodity prices, overcapacity and other competitive factors affecting our industry; the cyclical nature and volatility of the oil and gas industry, which impacts the level of exploration, production and development activity and spending patterns by our customers; a decline in, or substantial volatility of, crude oil and gas commodity prices, which generally leads to decreased spending by our customers and negatively impacts drilling, completion and production activity; pressure on pricing for our core services, including due to competition and industry and/or economic conditions, which may impact, among other things, our ability to implement price increases or maintain pricing on our core services; the loss of, or interruption or delay in operations by, one or more significant customers; the failure by one or more of our significant customers to amounts when due, or at all; changes in customer requirements in markets or industries we serve; costs, delays, compliance requirements and other difficulties in executing our short-and long- term business plans and growth strategies; the effects of recent or future acquisitions on our business, including our ability to successfully integrate our operations and the costs incurred in doing so; business growth outpacing the capabilities of our infrastructure; operating hazards inherent in our industry, including the possibility of accidents resulting in personal injury or death, property damage or environmental damage; adverse weather conditions in oil or gas producing regions; the loss of, or interruption or delay in operations by, one or more of our key suppliers; the effect of environmental and other governmental regulations on our operations, including the risk that future changes in the regulation of hydraulic fracturing could reduce or eliminate demand for our services; the incurrence of significant costs and liabilities resulting from litigation; the incurrence of significant costs and liabilities or severe restrictions on our operations or the inability to perform certain operations resulting from a failure to comply, or our compliance with, new or existing regulations; the effect of new or existing regulations, industry and/or commercial conditions on the availability of and costs for raw materials, consumables and equipment; the loss of, or inability to attract, key management personnel; a shortage of qualified workers; damage to or malfunction of equipment; our ability to maintain sufficient liquidity and/or obtain adequate financing to allow us to execute our business plan; and our ability to comply with covenants under our new credit facility. For additional information regarding known material factors that could affect our operating results and performance, please see Quintana Energy Services Inc.’s (“Quintana,” “QES,” “Company,” “us,” “we” or “our”) most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, and recent Current Reports on Form 8-K, which are available at the SEC’s website, http://www.sec.gov. Should one or more of these known material risks occur, or should the underlying assumptions change or prove incorrect, our actual results, performance, achievements or plans could differ materially from those expressed or implied in any forward-looking statement. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. All subsequent written or oral forward-looking statements concerning us are expressly qualified in their entirety by the cautionary statements above. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by law. All information in this presentation is as of September 30, 2018 unless otherwise indicated. Non-GAAP Financial Measures: This presentation includes Adjusted EBITDA, a measure not calculated in accordance with generally accepted accounting principles in the U.S. ("U.S. GAAP"). Please see the Appendix slide(s) for a reconciliation of net income (loss), the nearest measure calculated in accordance with U.S. GAAP, or pro forma net income (loss) prepared and presented in accordance with Article 11 of Regulation S-X, to Adjusted EBITDA. FORWARDSTRICTLY LOOKING CONFIDENTIAL STATEMENTS 2

Investment Highlights 1 Multi-Service Offering Across Diverse Geographic Base with In-Basin Scale 2 High-Quality and Broad Customer Base 3 Strong Balance Sheet with Returns-Focused Mentality 4 Significant Growth Opportunities 5 Demonstrated Consolidator with Proven Ability to Achieve Synergies 6 Recent Results Reflect Significant Operating Leverage FORWARDSTRICTLY LOOKING CONFIDENTIAL STATEMENTS 3

QES Overview COMPANY OVERVIEW UNCONVENTIONAL FOCUS . Growth-oriented provider of diversified oilfield services focused on U.S. unconventional resources . Multi-service offering positioned across the well lifecycle . Broad customer base supported by differentiated level of service HQ - Houston and operating performance that drives strong relationships with Support Facilities leading E&P operators Directional Drilling (6) Pressure Pumping (10) . Platform to redeploy existing assets and deploy new assets at  Pressure Control (9)   attractive returns Wireline (8)  . Pursue strategic, accretive consolidation opportunities  DIVERSIFIED, MULTI-SERVICE UNCONVENTIONAL OFFERING  115 measurement while-drilling (“MWD”) kits and fleet of Directional downhole motors Drilling  Vertically integrated with in-house manufacturing, support and (NY008MZK)(NY008MZK)(NY008MZK) 942935_2.wor942935_2.wor942935_2.wor logistics DIVERSIFIED BUSINESS(NY008MZK)(NY008MZK)(NY008MZK) MODEL 942935_2.wor942935_2.wor942935_2.wor  Hydraulic fracturing, cementing and acidizing services via 267,000 Pressure total hydraulic horsepower (“HHP”) Revenue by Segment (1) Revenue by Region  Pumping Activity currently focused on large unconventional fracs in the Marcellus / Haynesville ,/ ETX 4% Mid-Continent and Rocky Mountain region Utica, 3 % Other, 0%  23 coiled tubing units, 36 rig-assisted snubbing units, 24 nitrogen pumping units, specialized well control services and Pressure Wireline , Rockies , ancillary services Control 14% 6%  Will exit 2018 with 10 large diameter coiled tubing units  In-house manufacturing, repair and refurbishment capabilities Pressure Mid Continent ,  Pressure Control , Eagle Ford , 15% Full range of purpose-built pump-down and cased-hole Pumping, 36% 46% wireline units 20% Wireline  44 wireline units from 8 locations  Exclusive rights to proprietary leak detection and 3D wellbore Directional Permian Basin , imaging tools Drilling, 30% 26% Note: YTD as of September 30, 2018. (1) Percentages may not sum to 100% due to rounding. FORWARDSTRICTLY LOOKING CONFIDENTIAL STATEMENTS 4

QES vs. Key Competitors Directional Drilling      Pressure Pumping      Coiled Tubing      Rig-Assisted Snubbing      Wireline      FORWARDSTRICTLY LOOKING CONFIDENTIAL STATEMENTS 5

Diverse Geographic Base Across Major Unconventional Basins Multi-Service Offering and High Quality Customer Strong Balance Sheet Significant Growth Demonstrated Significant Operating Diverse Geographic Base Base Focused on Returns Opportunities Consolidator Leverage  QES has a strong presence in multiple major basins (As of September 30, 2018)  We provide services for extended reach wells across NAM 36 Locations Across the U.S. . 1,557 employees (1) . 267,000 total HHP HQ - Houston . 115 MWD kits Support Facilities Directional Drilling (6) . PoncaPonca CityCity  44 wireline units Pressure Pumping (10)  . Pressure Control (9)  23 coiled tubing units OklahomaOklahoma CityCity Wireline (8) . 36 rig-assisted snubbing units  . 24 nitrogen pumping WillisWillis units . 30 fluid and combo pumping units Mid Marcellus/ DJ/Powder Division Permian Continent Utica River(NY008MZK)(NY008MZK)(NY008MZK)(NY008MZK)Eagle 942935_2.wor942935_2.wor942935_2.wor942935_2.wor Ford Haynesville Fayetteville Bakken Directional Drilling         Pressure Pumping    Pressure Control         Wireline       Active QES Region (1) As of September 30, 2018. FORWARDSTRICTLY LOOKING CONFIDENTIAL STATEMENTS 6

Differentiated Directional Drilling Exposure – Drilling the Toughest Wells

QES DIRECTIONAL DRILLING

Multi-Service Offering and Diverse Geographic Base	High Quality Customer Base	Strong Balance Sheet Focused on Returns	Significant Growth Opportunities	Demonstrated Consolidator	Significant Operating Leverage

- Consistently active for premier operators in all major unconventional oil and gas basins
- Long history of drilling the most complicated wells on the largest and most complex pads in the U.S.
  - Experience on 20+ well pads and 2-mile+ laterals
  - Q3 operational excellence demonstrated by a recent pad where QES' DD had back-to-back record runs in the Rockies and set a footage record in the Permian drilling where a Q Series 7.875" 6.4 motor drilled 9,195' with an average ROP of 93.1' per hour
- ~87% of QES' directional drilling revenue is from "follow-me rigs", which is generally a recurring activity as QES follows a drilling rig from well-to-well
- Averaged 77 rigs on revenue in Q3 2018, exiting the quarter with over 80 rigs on revenue in September 2018
- Vertically-integrated, 30,000 square foot facility in Willis, TX allows critical in-house machining, repair and testing of equipment

QES RIGS ON REVENUE AND MARKET SHARE



QES Rigs on Revenue
QES Market Share
90
80
70
60
50
40
30
20
10
0
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Rigs on Revenue
Market Share

DAYRATE & UTILIZATION



Dayrate
Utilization
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
60%
55%
50%
45%
40%
35%
30%
35.3%
38.9%
45.9%
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Dayrate
Utilization

(1) Follow-me rigs involve non-contractual, generally recurring services as our directional drilling team members follow a drilling rig from well-to-well or pad-to-pad for multiple wells, and in some cases, multiple years.
(2) Rigs on revenue represents the number of rigs earning revenues during a given time period, including days that standby revenues are earned.
(3) Market share calculated as number of QES Rigs on Revenue divided by US horizontal rig count provided by Baker Hughes

FORWARD LOOKING STATEMENTS 7

Premier Unconventional Frac Business with Cementing and Conventional Upside

QES PRESSURE PUMPING

Multi-Service Offering and Diverse Geographic Base	High Quality Customer Base	Strong Balance Sheet Focused on Returns	Significant Growth Opportunities	Demonstrated Consolidator	Significant Operating Leverage

- As of September 30, 2018, QES had 267,00 HHP, of which 244,000 HHP was dedicated to hydraulic fracturing
  - 4 active frac spreads currently operating in the spot market in the Mid-Con
  - Fourth frac spread added in late Q2 2018 for $20 million
  - Currently not exploring additional spreads in 2019 due to inadequate risk-adjusted returns
- In-basin scale and presence in the Mid-Continent with two pressure pumping facilities, sand handling and transload in Enid, OK and multi-year proppant supply contracts for 167,000 average annual tons through 2020
- High quality equipment with the majority of pressure pumping equipment built in the last two years
- Completed over 2,800 stages in the first nine months of 2018
- Significant upside potential from conventional activity

FRAC STAGES & REVENUE PER STAGE [1]



Frac Stages
1,200
1,000
800
600
400
200
-
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
Revenue per Frac Stage
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Stages
Frac Revenue Per Stage

QES FRAC SPREAD



(1) Deployed Spread 3 in Q4 2017 and Spread 4 end of Q2 2018

FORWARD LOOKING STATEMENTS 8

Pressure Control Solutions Suited For Extended-Reach Laterals PRESSURE CONTROL Multi-Service Offering and High Quality Customer Strong Balance Sheet Significant Growth Demonstrated Significant Operating Diverse Geographic Base Base Focused on Returns Opportunities Consolidator Leverage . Coiled tubing services are a fast and reliable solution for live well interventions, but can be depth limited and risk complications in extended-reach interventions . Rig-assisted snubbing units are capable of longer extended-reach interventions, but are more time- consuming than coiled tubing interventions Rig-Assisted Coiled Tubing Snubbing Specialized Equipment    QES is highly skilled in both services Differentiated Service    Many extended-reach wells Live Well Intervention   leverage both methods to optimize interventions Fast   QES has a solution for substantially all extended- >25,000’ Depth  reach interventions FORWARDSTRICTLY LOOKING CONFIDENTIAL STATEMENTS 9

Repositioning Coiled Tubing Fleet in 2018 PRESSURE CONTROL Multi-Service Offering and High Quality Customer Strong Balance Sheet Significant Growth Demonstrated Significant Operating Diverse Geographic Base Base Focused on Returns Opportunities Consolidator Leverage  QES is a top 7 provider of coiled tubing (“CT”) QES COILED TUBING FLEET 1 to the US onshore market 30 45.0% 40.0%  25 Will exit 2018 with 10 large diameter coiled 35.0% % Large Large % Diameter tubing units, a 67% increase from year end 20 6 8 30.0% 7 7 10 2017 25.0% 15 – Added one new build 2.625” unit and 20.0% 10 13 12 12 12 15.0% upgraded two stacked 2.00” units into 10 10.0% 2.625” units 5 5.0% 4 4 4 4 4 CT Units By Size Size Units By CT  0 0.0% 42% of QES CT fleet will be large diameter as Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 of year end 2018 < 2.00" 2.00" Large Diameter % Large Diameter 2.625” COILED TUBING UNIT (1) Source: Simmons and Company Research as of June 21, 2018 FORWARDSTRICTLY LOOKING CONFIDENTIAL STATEMENTS 10

Complementary Wireline Business WIRELINE Multi-Service Offering and High Quality Customer Strong Balance Sheet Significant Growth Demonstrated Significant Operating Diverse Geographic Base Base Focused on Returns Opportunities Consolidator Leverage . Combination of greenfield wireline business started by QES in 2015 and the wireline operations of Archer NAM – Between January 2017 and September 2018, we completed 17,353 stages with a 98.0% success rate . Full range of cased-hole wireline services to the Permian Basin, Eagle Ford, Mid-Continent including the SCOOP/STACK, Haynesville, DJ/Powder River Basin and North Slope – Horizontal pump-down market highly-complementary to pressure pumping services, presenting numerous cross-sell opportunities . Services include cased-hole logging, perforating and mechanical services, pipe recovery, injection profile logging and industrial logging (cavern, storage and injection wells) FOCUSED ACROSS QES WIRELINE UNIT PERMIAN, EAGLE FORD AND MID-CON GuthrieGuthrie LevellandLevellandLevelland FortFort WorthWorth LongviewLongviewLongview CressonCresson OdessaOdessa RosharonRosharon AliceAlice Wireline Locations AliceAlice FORWARDSTRICTLY LOOKING CONFIDENTIAL STATEMENTS 941384_1.WOR (NY008MZK) 11

High-Quality and Broad Customer Base Multi-Service Offering and High Quality Customer Strong Balance Sheet Significant Growth Demonstrated Significant Operating Diverse Geographic Base Base Focused on Returns Opportunities Consolidator Leverage . Strong, long-standing customer relationships across our four business segments . Served more than 1,000 customers for the nine months ending September 30, 2018 . Diverse customer base, with no customer representing greater than 13% of revenues AVERAGE LENGTH OF RELATIONSHIP BY DIVISION (TOP 10 CUSTOMERS) (1) KEY CUSTOMERS Directional 6 years Drilling Pressure 5 years Pumping Pressure Control 9 years Wireline 8 years 0 2 4 6 8 10 Note: Customer percentages shown as of three months ended June 30, 2018. (1) Customer of QES or predecessors. FORWARDSTRICTLY LOOKING CONFIDENTIAL STATEMENTS 12

Strong Balance Sheet with Returns- Focused Mentality Multi-Service Offering and High Quality Customer Strong Balance Sheet Significant Growth Demonstrated Significant Operating Diverse Geographic Base Base Focused on Returns Opportunities Consolidator Leverage ($ in millions) FINANCIAL AND CAPITALIZATION STRATEGY SEPTEMBER 2018 BALANCE SHEET . Our management team focuses on returns and consistently Assets Liabilities & Stockholder's Equity 9/30/18 9/30/18 tracks and analyzes QES’ returns Cash $22.1 Accounts Payable $42.2 Accounts Receivable 86.7 Accrued Liabilities 33.7 . We maintain a disciplined Accounts Receivable, Unbilled 9.5 Current Portion of CLO 0.4 Inventory 26.5 Total Current Liabilties $76.3 approach, evaluating organic Other Assets 4.0 LT Debt 30.0 growth opportunities and accretive Total Current Assets $148.8 Capital Lease Obligations 3.6 acquisitions, while meeting our PP&E, Net 151.9 Deferred Tax Liability 0.1 Intangibles, Net 9.5 Other LT Liabilities 0.1 financial return targets and Other Assets 1.6 Total Liabilities $110.1 creating value for our Non-Current Assets $162.9 Stockholders' Equity $201.6 shareholders Total Assets $311.7 Total Liabilities & SH Equity $311.7 . Conservative capitalization with net debt position of approximately $12 million . Cash of $22 million and net availability of $48 million, providing financial flexibility and ability to pursue attractive growth . Note: Numbers may not foot due to rounding FORWARDSTRICTLY LOOKING CONFIDENTIAL STATEMENTS 13

Positioned For Growth

QUINTANA ENERGY SERVICES

Multi-Service Offering and Diverse Geographic Base	High Quality Customer Base	Strong Balance Sheet Focused on Returns	Significant Growth Opportunities	Demonstrated Consolidator	Significant Operating Leverage

- QES will continue to pursue organic growth and selected acquisition growth opportunities subject to meeting investment objectives and creating value for shareholders
- Proven consolidator of a highly fragmented industry

	Redeploy Existing Asset Base	Organic Growth Opportunities	Accretive Acquisitions or Consolidation
Directional Drilling	✓ 46% Current Utilization	✓ Add Kits, motors and machining capacity	✓
Pressure Pumping	✓ Deployed Spread 4 in Late Q2	✓ Additional Spreads	✓
Pressure Control	✓ 30% Current Utilization (1)	✓ Large Diameter Coiled Tubing	✓
Wireline	✓ 38% Current Utilization	✓	✓
	Continue to redeploy existing equipment	Organically grow high-returns businesses	Build upon experience from historical transactions

Note: Current utilization as of September 30, 2018. Utilization calculated as days worked in the period divided by the product of equipment units (both crewed and calendar days in the period unscrewed) and

(1) Represents the weighted average utilization of coiled tubing, rig-assisted snubbing, nitrogen and well control.

FORWARD LOOKING STATEMENTS 14

Strategic Consolidation Blueprint – Archer NAM Case Study

QES QUINTANA ENERGY SERVICES

Multi-Service Offering and Diverse Geographic Base	High Quality Customer Base	Strong Balance Sheet Focused on Returns	Significant Growth Opportunities	Demonstrated Consolidator	Significant Operating Leverage

- On November 23, 2015, Archer NAM entered into an agreement to contribute its pressure pumping, directional drilling, pressure control and wireline divisions adding new exposure in the Permian Basin, East Texas, Bakken, Utica and Arkansas; and strengthened footprint in the Mid-Continent, Gulf Coast and Rocky Mountain regions

Strategic Fit	▪ Operated in 3 of the 4 same business lines and in many of the same markets ▪ Enabled expansion into Pressure Control through Archer's premier Great White Platform
Efficiencies and Synergies	▪ Material cost synergies from known, executable efficiencies, including reduction in employees and closure and consolidation of facilities – Realized total annual cost savings greater than $20 million
Attractive Structure and Valuation	▪ All equity transaction, cash-free and debt-free, which **enhanced QES' balance** sheet ▪ Valuation was based on 2014 relative performance and QES outperformed Archer in 2014 on a smaller asset base
People	▪ Evaluated the people, culture and leadership and retained key leaders ▪ Considered the stakeholders, specifically our new partners and their objectives

SERVICE LINE CONTRIBUTIONS AND ASSET SUMMARY

	Directional Drilling	Pressure Pumping	Pressure Control	Wireline
QES	✓	✓		✓
Archer NAM	✓	✓	✓	✓
Combined	✓	✓	✓	✓

FORWARD LOOKING STATEMENTS 15

Financial Summary Multi-Service Offering and High Quality Customer Strong Balance Sheet Significant Growth Demonstrated Significant Operating Diverse Geographic Base Base Focused on Returns Opportunities Consolidator Leverage ($ in millions) HISTORICAL FINANCIAL SUMMARY Q3 Q4 FY Q1 Q2 Q3 2017 2017 2017 2018 2018 2018 Revenue Directional Drilling $ 38.7 $ 38.3 $ 145.2 $ 37.6 $ 43.6 $ 50.9 Pressure Pumping 39.4 49.5 153.1 53.4 56.7 50.0 Pressure Control 22.5 26.5 89.8 28.0 32.0 31.1 Wireline 12.6 16.6 49.8 22.3 20.3 18.9 Total Revenue $ 113.3 $ 130.9 $ 437.9 $ 141.3 $ 152.5 $ 150.9 Segment Adjusted EBITDA Directional Drilling $ 3.4 $ 5.5 $ 17.4 $ 2.6 $ 5.2 $ 6.5 Pressure Pumping 5.8 10.5 27.8 9.9 8.9 5.8 Pressure Control 0.8 4.1 6.5 3.6 5.6 4.4 Wireline (1.2) 1.5 (1.8) 2.6 0.8 (0.7) 1 Adjusted EBITDA 1 $ 6.8 $ 18.8 $ 41.3 $ 15.5 $ 17.9 $ 12.9 % Margin 6.0% 14.4% 9.4% 11.0% 11.7% 8.5% Adjusted EBIT $ (4.4) $ 7.4 $ (4.4) $ 4.4 $ 6.8 $ 0.9 % Margin (3.9%) 5.7% (1.0%) 3.1% 4.4% 0.6% Purchase of Property, Plant and Equipment $ 4.8 $ 7.7 $ 21.2 $ 10.7 $ 28.8 $ 12.0 Note: Numbers may not foot due to rounding (1) Includes unallocated corporate expense. FORWARDSTRICTLY LOOKING CONFIDENTIAL STATEMENTS 16

The QES Difference The Difference  Veteran operators throughout the organization People  Significant investment among executives and key managers  Performance culture Performance  All managers armed with real-time (daily) KPI and profitability metrics to maintain focus on performance  Rigorous maintenance program to minimize downtime and ensure consistency Asset Integrity  Selective evaluation of work opportunities to ensure equipment integrity  Leader in safety performance Safety  Employees value safe, professional field operations  Long-term relationships with blue-chip customers Customer Focus  Strong visibility into drilling and completion programs Profitability Strong Return On Capital FORWARDSTRICTLY LOOKING CONFIDENTIAL STATEMENTS 17

Appendix FORWARDSTRICTLY LOOKING CONFIDENTIAL STATEMENTS 18

Adjusted EBITDA Reconciliation

QES
QUINTANA ENERGY SERVICES

($ in millions)

Adjustments to Reconcile Adjusted EBITDA to Net Income (loss):	Three Months Ended					Year Ended December 31,	
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	2017	2016
Net Income (Loss)	$ (2.4)	$ 2.1	$ (16.4)	$ 2.1	$ (8.4)	$ (21.2)	$ (154.7)
Income Tax Expense (Benefit)	0.2	0.3	0.1	-	0.1	0.1	0.2
Interest Expense	0.6	0.4	10.2	3.0	2.9	11.3	8.0
Other Income	-	-	-	0.1	(0.7)	(0.7)	-
Depreciation & Amortization Expense	12.0	11.2	11.1	11.4	11.2	45.7	78.7
Stock Based Compensation Expense	2.6	2.9	9.9	-	-	-	-
Fixed Asset Impairment	-	-	-	-	-	-	1.4
Goodwill Impairment (1)	-	-	-	-	-	-	15.1
Loss (Gain) on Disposition of Assets	(0.6)	(0.6)	(0.1)	(0.3)	(0.3)	(2.6)	5.4
Transaction Expense (2)	-	-	-	0.8	-	1.0	4.4
Rebranding Expense (3)	0.2	0.1	-	-	0.0	-	2.2
Settlement Expense (4)	0.1	0.2	0.2	0.3	1.1	3.7	1.7
Severence Expense (5)	0.1	0.1	-	-	-	0.2	1.1
Equipment Standup Expense (6)	0.1	1.3	0.5	1.4	0.9	3.7	-
Adjusted EBITDA	**$ 12.8**	**$ 17.9**	**$ 15.5**	**$ 18.8**	**$ 6.8**	**$ 41.2**	**$ (36.7)**

See Form 10-Q and Form 10-K for additional detail.

Adjusted EBITDA is not a measure of net income or cash flows as determined by GAAP. We define Adjusted EBITDA as net income plus income taxes, net interest expense, depreciation and amortization, stock based compensation expense impairment charges, net loss on disposition of assets, transaction expenses, rebranding expenses, one-time settlement expenses, severance expenses, and equipment standup expense, and less gain on bargain purchase.

(1) For 2016, represents a non-cash impairment charge related to our directional drilling services segment.
(2) For 2017 and 2016, represents professional fees related to investment banking, accounting and legal services associated with entering into the term loan that were recorded in general and administrative expenses.
(3) Relates to expenses incurred in connection with rebranding our business segments in 2016, 2017 and 2018.
(4) Relates to the settlement of lease termination costs and retention payments in 2016 and 2017. In 2018 relates to lease buyouts, legal fees for FLSA claims, facility closures, legacy Sales and Use tax audit inherited from Archer and other non-recurring expenses that were recorded in general and administrative expenses.
(5) Relates to severance expenses in 2016 and 2017 incurred in connection with the integration of the Archer Acquisition as well as a program implemented to reduce head count in connection with the industry downturn.
(6) Relates to equipment standup costs incurred in connection with the mobilization and redeployment of assets. For 2017, primarily represents costs relating to the deployment of our third pressure pumping fleet, of which, $3.6 million was recorded in direct operating expenses and the remainder was recorded in general and administrative expenses. For 2018, approximately $1.7 million was recorded in direct operating expenses and approximately $0.2 million was recorded in general and administration expenses for the deployment of our fourth hydraulic fracturing fleet and the large diameter conversion of coiled tubing units.

FORWARD LOOKING STATEMENTS 19